FORWARD FUNDS

Supplement dated January 14, 2014

to the

Forward Funds Investor Class and Institutional Class Prospectus and Forward Funds Class A,

Class B, Class C and Advisor Class Prospectus (the “Prospectuses”)

each dated May 1, 2013, as supplemented

IMPORTANT NOTICE REGARDING CHANGE IN DIVIDEND FREQUENCY

The following information applies to the Forward Global Infrastructure Fund and Forward International Real Estate Fund (the “Funds”) only:

Effective immediately, the Funds expect to declare and pay income dividends quarterly and capital gains distributions annually, if available. Accordingly, the disclosure regarding the Funds’ schedule for declaring and paying income dividends and capital gain distributions in the Prospectuses is revised to reflect the foregoing.

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PLEASE KEEP THIS SUPPLEMENT FOR FUTURE REFERENCE

SUPP IRE GI DIV 01142014